EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Hatteras VC Co-Investment Fund II, LLC, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Hatteras VC Co-Investment Fund II, LLC for the year ended June 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Hatteras VC Co-Investment Fund II, LLC for the stated period.

/s/ David B. Perkins		/s/ Allison Zollicoffer
David B. Perkins		Allison Zollicoffer
President, Hatteras VC Co-Investment Fund II, LLC		Treasurer, Hatteras VC Co-Investment Fund II, LLC

Dated:	09/06/2019

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Hatteras VC Co-Investment Fund II, LLC for purposes of Section 18 of the Securities Exchange Act of 1934.